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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 22, 2003 (July 22, 2003)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



        Delaware                       0-28104                   95-4527222
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



22619 Pacific Coast Highway                                         90265
    Malibu, California                                            (Zip Code)
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (310) 456-7799


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                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JULY 22, 2003


                                ITEMS IN FORM 8-K
                                -----------------

                                                                       Page
                                                                       ----
Facing Page                                                              1

Item 7. Financial Statements and Exhibits                                3

Item 9. Regulation FD Disclosure                                         3

Signatures                                                               4

Exhibit Index                                                            5



                                       2
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Item 7. Financial Statements and Exhibits.

               (c)    Exhibits


       Exhibit
       Number         Description
       -------        -----------

        99.1*         July 22, 2003 Press Release


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       * Filed herewith


Item 9. Regulation FD Disclosure.

     In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

     On July 22, 2003, the Company issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.




                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 22, 2003                       JAKKS PACIFIC, INC.


                                            By:_/s/_Jack_Friedman_______________
                                            Jack Friedman
                                            Chairman and Chief Executive Officer




                                       4
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                                  Exhibit Index


       Exhibit
       Number         Description
       -------        -----------

       99.1*          July 22, 2003 Press Release


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       * Filed herewith



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